POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the Secretary of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of October, 1997.


                                           /S/
                                           -------------------------------------
                                           LISA R. HUNTER, Trustee and Secretary


STATE OF OHIO          )
                       )   ss:
COUNTY OF FRANKLIN     )


         Before me, a Notary Public, in and for said county and state, personally appeared LISA R. HUNTER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of October, 1997.


                                           /S/ JOANN M. STRASSER
                                           -------------------------------------
                                           Notary Public
                                           My commission has no expiration date

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of October, 1997.


                                           /S/
                                           -------------------------------------
                                           VIRGINIA H. RADER, Trustee


STATE OF OHIO           )
                        )  ss:
COUNTY OF FRANKLIN      )

         Before me, a Notary Public, in and for said county and state, personally appeared VIRGINIA H. RADER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of October, 1997.


                                           /S/ JOANN M. STRASSER
                                           -------------------------------------
                                           Notary Public
                                           My commission has no expiration date

                               POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 1997.


                                           /S/
                                           -------------------------------------
                                           MICHAEL E. GUIRLINGER,
                                           Trustee, President and Treasurer


STATE OF OHIO           )
                        )  ss:
COUNTY OF FRANKLIN      )

         Before me, a Notary Public, in and for said county and state, personally appeared MICHAEL E. GUIRLINGER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 4th day of February, 1997.


                                           /S/ SANDRA L. QUINN
                                           -------------------------------------
                                           Notary Public
                                           Commission expires 1/21/2002

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Chief Financial Officer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of August, 1998.

                                           /s/
                                           -------------------------------------
                                           JEFFREY C. BARTON, Chief Financial
                                                              Officer


STATE OF OHIO           )
                        )  ss:
COUNTY OF FRANKLIN      )

         Before me, a Notary Public, in and for said county and state, personally appeared JEFFREY C. BARTON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 19th day of August, 1998.

                                           /s/ LISA HUNTER
                                           -------------------------------------
                                           Notary Public
                                           My commission expires:6/13/99

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file such Pre-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of October, 1997.


                                           /S/
                                           -------------------------------------
                                           JOHN M. BOBB, III, Trustee


STATE OF OHIO           )
                        )  ss:
COUNTY OF FRANKLIN      )

         Before me, a Notary Public, in and for said county and state, personally appeared JOHN M. BOBB, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of October, 1997.


                                           /S/ JOANN M. STRASSER
                                           -------------------------------------
                                           Notary Public
                                           My commission has no expiration date

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 1997.


                                           /S/
                                           -------------------------------------
                                           GARY A. RADVILLE, Trustee


STATE OF ILLINOIS       )
                        )  ss:
COUNTY OF COOK          )

         Before me, a Notary Public, in and for said county and state, personally appeared GARY A. RADVILLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 29th day of October, 1997.


                                           /S/ DONNA M. RECUPIDO
                                           -------------------------------------
                                           Notary Public
                                           My commission expires:  7/31/2001

                        BROWN, CUMMINS & BROWN CO., L.P.A
                         ATTORNEYS AND COUNSELORS AT LAW
                                3500 CAREW TOWER
                                 441 VINE STREET
                             CINCINNATI, OHIO 45202
                            TELEPHONE (513) 381-2121
                            TELECOPIER (513) 381-2125

J.W. BROWN (1911-1995)                                           OF COUNSEL
JAMES R. CUMMINS                                                 GILBERT BETTMAN
ROBERT S BROWN
DONALD S. MENDELSOHN
LYNNE SKILKEN
AMY G. APPLEGATE
MELANIE S. CORWIN
JOANN M. STRASSER
PAMELA L. KOGUT


                                 August 20, 1998

Securities and Exchange Commission
Public Filing Desk
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

         RE:   THE BSG FUNDS, FILE NOS. 333-22075 AND 811-8061
               -----------------------------------------------

Gentlemen:

         On behalf of The BSG Funds, a registered investment company (the "Trust"), we hereby electronically file Post-Effective Amendment No. 2 to the Trust's Registration Statement. The Amendment is being filed pursuant to Rule 485(b) promulgated under the Securities Act of 1933 for the purpose of providing audited financial information and other updating information for Banc Stock Group Fund series of the Trust. Post-Effective Amendment No. 2 does not contain any disclosure which would render it ineligible to become effective pursuant to Rule 485(b).

         If you have any questions concerning this filing, please contact Donald
S. Mendelsohn at (513) 381-2121.





                                           Very truly yours,



                                           BROWN, CUMMINS & BROWN CO., L.P.A.

BCB/kem